American Realty
Capital Properties

American Realty Capital Properties, Inc.

Quarterly Supplemental Information

Third Quarter 2013

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DOLLAR GENERAL

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American Realty Capital Properties, Inc.

Quarterly Supplemental Information

Third Quarter 2013

American Realty Capital Properties, Inc.

Introductory Notes

The financial data and other information described in this Quarterly Supplement are as of the date this Quarterly Supplement was filed or an earlier date where indicated. Future performance may not be consistent with past performance, and is subject to change with inherent risks and uncertainties.

This Quarterly Supplement contains certain statements that are the Company’s (as defined below) and its management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward-looking statements under Federal securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve inherent risks and uncertainties. The Company’s actual future results may differ significantly from the matters discussed in these forward-looking statements, we do not undertake to, and may not, release revisions to these forward-looking statements to reflect changes after we have made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K filed with the SEC, the Company’s quarterly reports on Form 10-Q filed with the SEC, as well as other reports and Company press releases filed with the SEC.

This Quarterly Supplement information includes certain combined consolidated financial information. We use the terms “on a combined basis” throughout this Quarterly Supplement. The consolidated financial information combines the historical financial statements of American Realty Capital Properties, Inc. (“ARCP” or the “Company”) and American Realty Capital Trust III, Inc. (“ARCT III”) after giving effect to the merger of ARCT III into a wholly-owned subsidiary of ARCP (the “ARCT III Merger”), using the carryover basis of accounting as ARCP and ARCT III were considered to be entities under common control under United States generally accepted accounting principles. The consolidated financial information should be read in conjunction with ARCP’s historical consolidated financial statements including the notes thereto, and the notes to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2012.

The combined consolidated financial information is presented for illustrative purposes only and does not purport to be indicative of the results that would actually have occurred if the ARCT III Merger had occurred as presented in such statements. In addition, future results may vary significantly from the results reflected in such statements.

Definitions of specialized terms can be found at the end of this presentation beginning on page 24.

American Realty Capital Properties, Inc.

Company Information

Company Profile

American Realty Capital Properties, Inc. (NASDAQ:ARCP) ("ARCP") is a publicly traded Maryland corporation that qualified as a real estate investment trust (“REIT”) for U.S. federal income tax purposes beginning in the taxable year ended December 31, 2011, that acquires, owns and operates primarily single-tenant, freestanding commercial real estate properties. Our high-quality property portfolio is generally net leased to corporate tenants. These tenants are primarily investment grade rated, occupying properties located at the corner of “Main & Main” and in other strategic locations. Unlike other net lease REITs, ARCP focuses on acquiring properties with both mid-term and long-term leases, which provide for both income generation and growth potential over the longer term. Our investment strategy emphasizes durable income delivered through dependable monthly dividends. ARCP completed its IPO on September 7, 2011, and on February 28, 2013, ARCP completed its merger with ARCT III, a public non-traded REIT with a similar investment strategy.
ARCP's shares trade on the NASDAQ Global Select Market under the ticker symbol "ARCP".
Company Mission

Our mission is to provide our investors with durable income and growth potential while preserving investor capital through a professionally managed investment strategy focused on investment grade corporate tenants occupying properties subject to mid-term and long-term net leases in strategic locations. We believe this approach enables us to generate attractive risk-adjusted returns for our investors. Management adheres to a strict code of industry best practices designed to put the investor first and to align the interests of our stockholders with those of management. These practices include lower fees, fulsome disclosures, a best of class management team, properly sized equity raises, pay for performance, prudent use of leverage and coverage of distributions.

Investment Strategy

Our investment strategy is designed to generate monthly dividends from a durable and predictable level of monthly rents paid by primarily investment grade rated and other credit-worthy tenants, and to provide significant growth potential. We place a premium on stability of cash flow for our investors, and therefore sustain a portfolio blend of both mid-term and long-term lease durations. Our continued focus will be on expanding and diversifying our portfolio of high-quality, well located net leased properties by tenant, industry and geography. We intend to pursue an investment strategy that maximizes current cash flow and achieves sustainable long-term growth, thereby enhancing total return for our investors.

American Realty Capital Properties, Inc.

Company Information

(Continued)

Senior Management	Board of Directors
Nicholas S. Schorsch, Chief Executive Officer	Nicholas S. Schorsch, Chairman

Edward M. Weil, Jr., President, Secretary and Treasurer	Edward M. Weil, Jr., Director

Peter M. Budko, Executive Vice President and Chief Investment Officer	William M. Kahane, Director

Brian S. Block, Executive Vice President and Chief Financial Officer	Leslie D. Michelson, Lead Independent Director

Lisa Beeson, Executive Vice President and Chief Operating Officer	Governor Edward G. Rendell, Independent Director

Scott J. Bowman, Independent Director

Corporate Offices and Contact Information
405 Park Avenue, 15th Floor
New York, NY 10022
212-415-6500
www.arcpreit.com

Trading Symbol: ARCP

Stock Exchange Listing: NASDAQ Global Select Market

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

Covering Analysts

JMP Securities	Ladenburg Thalmann

Mitch Germain	Dan Donlan

212-906-3546	212-409-2056

mgermain@jmpsecurities.com	ddonlan@ladenburg.com

BMO    Janney Montgomery Scott
Paul Adornato / Josh Patinkin    Michael Gorman
212-885-4170 / 312-845-2167    215-665-6224
paul.adornato@bmo.com / josh.patinkin@bmo.com    mgorman@janney.com

American Realty Capital Properties, Inc.

Summary of Financial Highlights

Third Quarter Operating Highlights (three months ended September 30, 2013)

•	Revenues: $60.9 million.

•	Property level net operating income (includes total revenues less property operating expenses): $56.8 million.

•	Funds from operations: $(19.7) million, or $(0.09) per share.

•
Core funds from operations (excluding one-time merger and acquisition related costs as well as the mark-to-market adjustment resulting from the completed private placement): $23.9 million, or $0.10 per share

•	Adjusted funds from operations: $46.7 million, or $0.21 per share.

•	Fully diluted weighted-average shares outstanding: 227.3 million.

Third Quarter Operating Highlights (nine months ended September 30, 2013)

•	Revenues: $145.9 million.

•	Property level net operating income (includes total revenues less property operating expenses): $136.9 million.

•	Funds from operations: $(156.5) million, or $(0.85) per share.

•
Core funds from operations (excluding one-time merger and acquisition related costs as well as the mark-to-market adjustment resulting from the completed private placement): $81.4 million, or $0.44 per share

•	Adjusted funds from operations: $110.3 million, or $0.60 per share.

American Realty Capital Properties, Inc.

Selected Financial Information
(in 000’s, except per share data)

	Quarter Ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Total revenues	$60,884	$44,960	$40,071	$29,946	$18,816
Net loss attributable to stockholders	(59,063)	(51,679)	(137,920)	(14,610)	(12,690)
Basic and diluted net loss per share from continuing operations attributable to common stockholders	(0.32)	(0.32)	(0.90)	(0.08)	(0.09)
Basic and diluted net loss per share attributable to common stockholders	(0.32)	(0.32)	(0.90)	(0.08)	(0.09)

Funds from operations (FFO)	(19,681)	(23,873)	(112,825)	3,848	(1,011)
Adjusted funds from operations (AFFO)	46,665	32,833	30,752	21,538	13,909

General and administrative expenses	1,586	1,125	1,307	2,386	496
Interest expense	(24,135)	(11,238)	(6,202)	(4,351)	(3,454)
Straight-line revenue adjustment	(2,063)	(1,605)	(1,370)	(1,013)	(581)

Dividends paid on common stock	42,054	37,088	32,304	31,078	20,082

	Quarter Ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Total real estate investments, at cost, including net investments in direct financing leases	$3,028,499	$2,933,838	$2,061,286	$1,798,490	$1,181,061
Total assets	3,151,013	2,916,785	2,088,102	1,965,452	1,879,966
Total debt, excluding premiums and discounts	1,629,718	1,314,918	905,118	389,722	283,580
Total equity	1,452,805	1,552,212	1,166,021	1,548,159	1,575,773

American Realty Capital Properties, Inc.

Consolidated Balance Sheets
(in 000’s, except share data)

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
ASSETS
Real estate investments, at cost:
Land	$521,139	$504,562	$298,280	$249,541	$172,063
Buildings, fixtures and improvements	2,121,178	2,043,270	1,521,505	1,336,726	869,424
Acquired intangible lease assets	328,733	318,488	241,501	212,223	139,574
Total real estate investments, at cost	2,971,050	2,866,320	2,061,286	1,798,490	1,181,061
Less: accumulated depreciation and amortization	(148,162)	(108,765)	(81,207)	(56,110)	(37,666)
Total real estate investments, net	2,822,888	2,757,555	1,980,079	1,742,380	1,143,395
Cash and cash equivalents	150,481	10,958	52,412	156,873	695,453
Investment in direct financing leases, net	57,449	67,518	—	—	—
Investment securities, at fair value	9,480	9,920	4	41,654	8,089
Derivatives assets, at fair value	7,088	10,161	—	—	—
Restricted cash	1,680	1,576	1,287	1,108	1,212
Prepaid expenses and other assets	48,165	14,626	15,397	7,416	10,837
Receivable for issuance of common stock	—	—	—	—	4,320
Deferred costs, net	47,754	38,443	38,244	15,356	15,848
Assets held for sale	6,028	6,028	679	665	812
Total assets	$3,151,013	$2,916,785	$2,088,102	$1,965,452	$1,879,966

LIABILITIES AND EQUITY
Mortgage notes payable	$269,891	$269,918	$265,118	$265,118	$192,490
Convertible debt	300,975	—	—	—	—
Senior secured revolving credit facility	—	—	—	124,604	91,090
Senior corporate credit facility	600,000	600,000	640,000	—	—
Convertible obligation to Series C Convertible Preferred stockholders	449,827	445,000	—	—	—
Contingent value rights obligation to preferred and common investors, at fair value	49,314	31,134	—	—	—
Below-market lease liabilities, net	4,200	—	—	—	—
Derivatives liabilities, at fair value	1,785	1,186	5,012	3,830	4,122
Accounts payable and accrued expenses	14,740	12,060	6,589	9,459	4,439
Deferred rent and other liabilities	7,404	5,274	5,270	4,336	2,801
Distributions payable	72	1	92	9,946	9,251
Total liabilities	1,698,208	1,364,573	922,081	417,293	304,193

Convertible preferred stock, $0.01 par value, 100,000,000 shares authorized, zero and 828,472 shares issued and outstanding at September 30, 2013 and December 31, 2012, respectively	—	8	8	8	8
Common stock, $0.01 par value, 750,000,000 and 240,000,000 shares authorized and 185,448,022 and 179,167,112 issued and outstanding at September 30, 2013 and December 31, 2012, respectively	1,848	1,846	1,543	1,792	1,777
Additional paid-in capital	1,803,315	1,801,460	1,335,863	1,653,900	1,639,179
Accumulated other comprehensive income (loss)	4,857	8,919	(5,018)	(3,934)	(4,101)
Accumulated deficit	(480,817)	(379,502)	(290,484)	(120,072)	(73,603)
Total stockholders’ equity	1,329,203	1,432,731	1,041,912	1,531,694	1,563,260
Non-controlling interests	123,602	119,481	124,109	16,465	12,513
Total equity	1,452,805	1,552,212	1,166,021	1,548,159	1,575,773
Total liabilities and equity	$3,151,013	$2,916,785	$2,088,102	$1,965,452	$1,879,966

American Realty Capital Properties, Inc.

Consolidated Statements of Operations (1)
(in 000’s, except per share data)

	Quarter Ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Revenues:
Rental income	$56,681	$43,130	$38,249	$28,717	$18,301
Direct financing lease income	977	—	—	—	—
Operating expense reimbursements	3,226	1,830	1,822	1,229	515
Total revenues	60,884	44,960	40,071	29,946	18,816
Operating expenses:
Acquisition related	1,235	15,144	5,582	15,396	14,636
Merger and other transaction related	3,791	4,680	137,769	2,583	—
Property operating	4,103	2,465	2,388	1,827	1,076
General and administrative	1,586	1,125	1,307	2,386	496
Equity-based compensation	7,180	3,454	876	378	480
Depreciation and amortization	39,382	27,806	25,023	18,310	11,632
Operating fees to affiliates	—	—	—	—	—
Total operating expenses	57,277	54,674	172,945	40,880	28,320
Operating loss	3,607	(9,714)	(132,874)	(10,934)	(9,504)
Other income (expenses):
Interest expense	(24,135)	(11,238)	(6,202)	(4,351)	(3,454)
Loss on contingent value rights	(38,542)	(31,134)	—	—	—
Income from investment securities	—	—	218	—	—
Gain on sale of investment securities	—	—	451	—	—
Gain (loss) on derivative instruments	(99)	(40)	(5)	90	—
Other income	45	91	35	687	206
Total other expenses, net	(62,731)	(42,321)	(5,503)	(3,574)	(3,248)
Loss from continuing operations	(59,124)	(52,035)	(138,377)	(14,508)	(12,752)
Net loss from continuing operations attributable to non-controlling interests	(30)	322	433	117	65
Net loss from continuing operations attributable to stockholders	(59,154)	(51,713)	(137,944)	(14,391)	(12,687)
Discontinued operations:
Net income (loss) from operations of held for sale properties	96	36	11	(90)	44
Gain (loss) on held for sale properties	—	—	14	(148)	(47)
Net gain (loss) from discontinued operations	96	36	25	(238)	(3)
Net (gain) loss from discontinued operations attributable to non-controlling interests	(5)	(2)	(1)	19	—
Net gain (loss) from discontinued operations attributable to stockholders	91	34	24	(219)	(3)
Net loss	(59,028)	(51,999)	(138,352)	(14,746)	(12,755)
Net loss attributable to non-controlling interests	(35)	320	432	136	65
Net loss attributable to stockholders	$(59,063)	$(51,679)	$(137,920)	$(14,610)	$(12,690)
Basic and diluted net loss per share from continuing operations attributable to common stockholders	$(0.32)	$(0.32)	$(0.90)	$(0.08)	$(0.09)
Basic and diluted net loss per share attributable to common stockholders	$(0.32)	$(0.32)	$(0.90)	$(0.08)	$(0.09)
_______________________________________________
(1) Certain historical balances have been restated for discontinued operations.

American Realty Capital Properties, Inc.

Funds from Operations and Adjusted Funds from Operations
(in 000’s, except share and per share data)

	Quarter Ended		Quarter Ended
	September 30, 2013	Per Share	June 30, 2013	Per Share
Net loss attributable to stockholders (in accordance with U.S. GAAP)	$(59,063)	$(0.25)	$(51,679)	$(0.30)
(Gain) loss on held for sale properties	—	—	—	—
Depreciation and amortization	39,382	0.17	27,806	0.16
FFO	(19,681)	(0.09)	(23,873)	(0.14)

Acquisition related	1,235	0.01	15,144	0.09
Merger and other transaction costs	3,791	0.02	4,680	0.03
Loss on contingent valuation rights	38,542	0.17	31,134	0.18
Gain on sale of investment securities	—	—	—	—
Loss on derivative instruments	99	—	40	—
Interest on convertible obligation to preferred investors	7,266	0.03	1,630	0.01
Interest on convertible debt	1,554	0.01	—	—
Interest premium on settlement of convertible obligation to preferred investors and convertible debt	5,174	0.02	—	—
Amortization of above-market lease	63	—	63	—
Amortization of deferred financing costs	3,505	0.02	2,166	0.01
Straight-line rent	(2,063)	(0.01)	(1,605)	(0.01)
Non-cash equity compensation expense	7,180	0.03	3,454	0.02
AFFO	$46,665	$0.21	$32,833	$0.19

Weighted average shares - fully diluted	227,255,255		171,012,485

American Realty Capital Properties, Inc.

Funds from Operations and Adjusted Funds from Operations
(in 000’s)

	Quarter Ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Net loss attributable to stockholders (in accordance with U.S. GAAP)	$(59,063)	$(51,679)	$(137,920)	$(14,610)	$(12,690)
(Gain) loss on held for sale properties	—	—	(14)	148	47
Depreciation and amortization	39,382	27,806	25,109	18,310	11,632
FFO	(19,681)	(23,873)	(112,825)	3,848	(1,011)

Acquisition related	1,235	15,144	5,582	15,396	14,636
Merger and other transaction costs	3,791	4,680	137,769	2,583	—
Loss on contingent valuation rights	38,542	31,134	—	—	—
Gain on sale of investment securities	—	—	(451)	—	—
Loss on derivative instruments	99	40	—	—	—
Interest on convertible obligation to preferred investors	7,266	1,630	—	—	—
Interest on convertible debt	1,554	—	—	—	—
Interest premium on settlement of convertible obligation to preferred investors and convertible debt	5,174	—	—	—	—
Amortization of above-market lease	63	63	63	61	—
Amortization of deferred financing costs	3,505	2,166	1,108	276	385
Straight-line rent	(2,063)	(1,605)	(1,370)	(1,013)	(581)
Non-cash equity compensation expense	7,180	3,454	876	387	480
AFFO	$46,665	$32,833	$30,752	$21,538	$13,909

American Realty Capital Properties, Inc.

Pro Forma 2014E Earnings Guidance Summary
(in millions, except per share data)

	2014 Pro Forma					2014
	ARCP (1)	Cole (2)	Adjustments	Acquisitions (3)	Total	Run Rate
Total revenue	$654	$669	$(20)	$129	$1,433	$1,682
EBITDA	$574	$529	$33	$110	$1,247	$1,486
AFFO	$316	$386	$2	$110	$814	$986
Wtd. Average Shares Outstanding					684	829
AFFO per share					$1.19	$1.19

					Range
2014 AFFO per share Earnings Guidance					$1.13 to $1.19

Additional Opportunities to Enhance Profitability

•	More successful non-traded REIT capital raising.

•	Profit participation upon non-traded REIT monetizations.

•	Balance sheet management.

•	Greater savings from investment-grade borrowing costs.

•	CPI escalators and future percentage of rent growth.

(1)	Represents 12 months of activity, excluding assumed acquisitions.

(2)	Assumes closing of the proposed Cole merger on April 1, 2014, representing 9 months of activity, excluding assumed acquisitions.

(3)	Includes $2 billion of acquisitions for 2014.

(4)	Includes payment of all preferred stock dividends (i.e., subtracted from net income) of $70.7 million from ARCP, $0 from Cole.

American Realty Capital Properties, Inc.

Pro Forma 2014E Earnings Guidance
Non-GAAP FFO-AFFO Summary

	2014
	Low	High
Net income attributable to stockholders (in accordance with GAAP)	$0.53	$0.59
Acquisition and transaction related costs	0.04	0.04
Depreciation and amortization	0.57	0.57
FFO	1.14	1.20

Amortization of deferred financing costs	0.02	0.02
Straight-line rent	(0.05)	(0.05)
Non-cash equity compensation expense	0.02	0.02
AFFO	$1.13	$1.19

American Realty Capital Properties, Inc.

Common Stock Dividend Summary
(in 000’s, except per share data)

	Dividends Paid
Month	Cash	DRIP(1)	Total Common Stock Dividends	Dividends per share (annualized) (2)
Sept-13	$14,024	$—	$14,024	$0.910
Aug-13	14,036	—	14,036	0.910
Jul-13	13,994	—	13,994	0.910
Q3 2013	42,054	—	42,054
Jun-13	13,952	$—	13,952	0.910
May-13	11,580	—	11,580	0.900
Apr-13	11,556	—	11,556	0.900
Q2 2013	37,088	—	37,088
Mar-13	11,575	—	11,575	0.900
Feb-13	9,950	—	9,950	0.895
Jan-13	5,884	4,895	10,779	0.895
Q1 2013	27,409	4,895	32,304
2013 to date	$106,551	$4,895	$111,446

Dec-12	$5,641	$4,731	$10,372
Nov-12	5,784	4,864	10,648	0.895
Oct-12	5,481	4,577	10,058	0.890
Q4 2012	16,906	14,172	31,078	0.890
Sept-12	4,626	3,599	8,225
Aug-12	3,860	2,678	6,538	0.890
Jul-12	3,240	2,079	5,319	0.885
Q3 2012	11,726	8,356	20,082	0.885
Jun-12	2,541	1,688	4,229
May-12	1,820	1,019	2,839	0.885
Apr-12	1,266	628	1,894	0.880
Q2 2012	5,627	3,335	8,962	0.880
Mar-12	536	380	916
Feb-12	1,321	302	1,623	0.880
Jan-12	793	231	1,024	0.875
Q1 2012	2,650	913	3,563	0.875
Total 2012	$36,909	$26,776	$63,685

Dec-11	$696	$162	$858
Nov-11	630	101	731	0.875
Oct-11	415	9	424	0.875
Q4 2011	1,741	272	2,013	0.875
Sept-11	—	—	—
Q3 2011	—	—	—	0.000
Total 2011	$1,741	$272	$2,013
_______________________________________________

(1) DRIP means distribution reinvestment plan.
(2) Excludes distributions paid to ARCT III stockholders prior to its merger with ARCP.

American Realty Capital Properties, Inc.

Financial and Operational Statistics and Ratios
(in '000's, expect share and per share amounts)

Financial and Operational Statistics and Ratios	As of September 30, 2013 and for the Quarter then Ended
Debt to total capitalization (1)	23.4%
Net debt to total capitalization (1)	19.5%
Net debt to enterprise value (1)	25.4%
Annualized Adjusted EBITDA (2)	$192,088
Net debt to annualized EBITDA (1)	4.0
Annualized EBITDA/annualized interest expense (1)	2.0
Annualized EBITDA/annualized fixed charges (1)	2.8
Total debt/gross assets (1)	27.9%
Common shares outstanding	185,448,022
Fully diluted shares outstanding, excluding operating partnership units	227,255,255
Operating partnership units outstanding (3)	9,051,661
Stock price at end of period	$12.20
Market capitalization (equity capitalization)	$2,262,466
Total capitalization	$3,932,473
Enterprise value	$3,031,190
High stock close price	$15.26
Low stock close price	$12.20
_______________________________________________

(1) Debt and interest expense statistics exclude balances related to Convertible obligation to Series C Convertible Preferred stockholders as well as balances relating to the Convertible Senior Notes as these amounts are convertible to common shares at ARCP's option.
(2) Amount excludes one-time for acquisition, merger and other transaction costs as well as unrealized losses on contingent value rights.
(3) Excludes 8.2 million long-term incentive plan units which are unearned at September 30, 2013.

American Realty Capital Properties, Inc.

Debt Summary
(in 000’s)

Debt Maturities:	Total	October 1, 2013 - December 31, 2013	2014 – 2015	2016 – 2017	Thereafter
Principal payments due on mortgage notes payable	$269,891	$47	$13,956	$186,588	$69,300
Principal payments due on senior corporate credit facility	600,000	—	—	—	600,000
Principal payments due on convertible debt	310,000	—	—	—	310,000
Principal obligation to Series C Convertible Preferred stockholders	449,827	449,827	—	—	—
Total	$1,629,718	$449,874	$13,956	$186,588	$979,300

Debt Summary	Percentage of Total Debt	Weighted Average Effective Interest Rate	Weighted Average Maturity (years)
Principal payments due on mortgage notes payable	16.6%	4.25%	4.68
Principal payments due on senior corporate credit facility	36.8%	2.69%	4.38
Principal payments due on convertible debt	19.0%	3.00%	4.33
Principal obligation to Series C Convertible Preferred stockholders	27.6%	5.81%	0.25

American Realty Capital Properties, Inc.

Mortgage Notes Payable

Lender	Maturity	Balance (000's)	Coupon Rate	Effective Rate	Payment Terms (1)
Wells Fargo	2/6/2022	$39,200	6.15%	6.24%	IO
Wells Fargo	2/28/2017	36,600	3.76%	3.81%	IO
Bank of Texas	7/31/2017	28,350	3.28%	3.32%	IO
Wells Fargo	1/31/2017	24,406	3.75%	3.80%	IO
Wells Fargo	1/31/2017	24,094	3.75%	3.80%	IO
Bank of Texas	7/31/2017	16,555	3.28%	3.32%	IO
Wells Fargo	2/6/2022	15,100	6.15%	6.24%	IO
Oritani Bank	1/1/2018	15,000	3.75%	3.80%	IO
Ladder Capital	7/6/2015	13,823	5.25%	5.32%	IO through 7/2013, then P&I
Bank of Texas	7/13/2017	12,725	3.43%	3.48%	IO
Wells Fargo	8/6/2017	12,270	3.70%	3.75%	IO
Customers Bank	12/28/2016	11,940	3.75%	3.80%	IO through 12/2014, then P&I
Customers Bank	8/16/2017	5,500	3.63%	3.68%	IO
Bank of Texas	10/31/2016	5,060	3.67%	3.72%	IO
Wells Fargo	3/1/2017	4,800	3.76%	3.81%	IO
First Place Bank	1/1/2017	4,468	4.60%	4.66%	IO
Total		$269,891	4.22%	4.28%
_______________________________________________

(1)	IO means only interest is due monthly with the principal due at maturity; P&I means both principal and interest are due monthly.

American Realty Capital Properties, Inc.

Summary of Debt Covenants

The following is a summary of key financial covenants for the Company's senior corporate credit facility as defined and calculated per the terms of the facilities credit agreement. These calculations, which are not based on U.S. generally accepted accounting principles measurements, are presented to investors to show our ability to incur additional debt only and are not measures of our liquidity or performance.

Key Covenants (1)	Required	Q3 2013
Maximum consolidated leverage ratio	≤ 65%	48.50%
Maximum recourse indebtedness	≤ Total Asset Value x 10%	Limit = $333 MM/Actual = $0
Minimum fixed charge coverage ratio	> 1.5x	2.13x
Minimum borrowing base interest coverage ratio	≥ 1.54x	1.84x
Secured leverage ratio	≤ 45%	8.10%
Borrowing base asset value ratio	≥ 1.54x	3.98x
Minimum tangible net worth ("TNW") covenant	≥ base TNW plus 85% of equity issuances	Limit ≥ $1.18 B/Actual = $1.6 B
Variable rate indebtedness	≤Total Asset Value x 20%	Limit = $666 MM/Actual = $85 MM
Total unencumbered asset value ratio	≥ 1.54x	1.78x
_______________________________________________
(1) Modifications were made to the debt covenants for Company's senior corporate credit facility including changes to required ratios and certain calculations in November 2013. The results above are based on the new covenant limits and calculations. As of September 30, 2013, the Company was in compliance with all covenants based on the covenant limits and calculations in place at that time.

American Realty Capital Properties, Inc.
Top 10 Concentrations

Tenant Concentration

Tenant	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio	Investment Rating(1)
Citizens Bank	159	815,876	4.0%	$19,318	8.18%	A-
Dollar General	244	2,229,601	10.9%	19,053	8.06%	BBB-
FedEx	30	1,408,749	6.9%	16,181	6.85%	BBB
Walgreens	40	575,550	2.8%	14,339	6.07%	BBB
AON Corporation	1	818,686	4.0%	10,821	4.58%	BBB+
General Mills	2	1,872,112	9.2%	6,670	2.82%	BBB+
GSA	12	217,615	1.1%	5,833	2.47%	AA+
Advance Auto	56	393,962	1.9%	5,480	2.32%	BBB-
DineEquity Inc.	38	183,400	0.9%	5,397	2.28%	B
Jack In The Box, Inc.	45	120,417	0.6%	5,202	2.20%	NR
Total	627	8,635,968	42.3%	$108,294	45.8%	41.1%
_______________________________________________
(1) Eight of the top ten tenants are investment grade rated corporate tenants representing 41.1% of average annual rental revenue of the total portfolio.

Tenant Industry Concentration

Industry	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Quick Service Restaurant	266	759,621	3.7%	$26,711	11.3%
Discount Retail	298	2,684,253	13.2%	24,243	10.3%
Retail Banking	164	976,289	4.8%	22,641	9.6%
Consumer Products	8	5,966,111	29.2%	22,031	9.3%
Pharmacy	64	869,686	4.3%	21,067	8.9%
Casual Dining	105	723,115	3.5%	16,306	6.9%
Family Dining	117	704,842	3.5%	16,215	6.9%
Freight	30	1,408,749	6.9%	16,181	6.8%
Healthcare	22	663,168	3.3%	13,209	5.6%
Insurance	1	818,686	4.0%	10,821	4.6%
Total	1,075	15,574,520	76.4%	$189,425	80.2%

Geographic Concentration

State/Possession	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Illinois	42	1,486,911	7.3%	$19,122	8.1%
Texas	130	1,187,775	5.8%	17,620	7.5%
Michigan	79	685,759	3.4%	12,740	5.4%
California	16	1,450,328	7.1%	12,488	5.3%
North Carolina	57	1,146,449	5.6%	11,163	4.7%
Missouri	86	942,859	4.6%	11,019	4.7%
Ohio	63	1,197,640	5.9%	10,754	4.6%
Georgia	64	403,579	2.0%	8,896	3.8%
Pennsylvania	69	365,231	1.8%	8,697	3.7%
Mississippi	36	1,380,764	6.8%	8,327	3.5%
Total	642	10,247,295	50.3%	$120,826	51.3%

American Realty Capital Properties, Inc.
Tenant Diversification (1)

Tenant	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Remaining Lease Term (2)	Industry	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
24 Hour Fitness	1	45,906	0.23%	15.0	Fitness	$1,102	0.47%
3432, LLC	1	4,283	0.02%	13.9	Family Dining	89	0.04%
7-Eleven	4	10,526	0.05%	5.7	Gas/Convenience	411	0.17%
Academy Sports	2	133,713	0.66%	15.2	Retail - Sporting Goods	1,455	0.62%
ADF Companies Group	1	2,626	0.01%	1.7	Family Dining	66	0.03%
Advance Auto	56	393,962	1.93%	8.1	Auto Retail	5,480	2.32%
Advanced Dental Implant and Denture Center, LLC	1	2,775	0.01%	10.8	Healthcare	40	0.02%
AFC Enterprises	1	1,564	0.01%	0.5	Quick Service Restaurant	30	0.01%
Ale House Management	3	18,807	0.09%	4.5	Casual Dining	636	0.27%
AMCOR	1	221,035	1.08%	9.8	Packaging	1,480	0.63%
Ameriprise	1	145,003	0.71%	11.3	Financial Services	1,269	0.54%
AM-PM Enterprises III, Inc.	1	3,530	0.02%	18.8	Quick Service Restaurant	42	0.02%
Ann Ching Chen	1	6,948	0.03%	1.1	Family Dining	92	0.04%
AON Corporation	1	818,686	4.01%	11.3	Insurance	10,821	4.58%
Arbed Tosa 100	1	5,712	0.03%	11.6	Casual Dining	172	0.07%
Arby's Restaurant Group, Inc.	35	104,229	0.51%	4.9	Quick Service Restaurant	3,753	1.59%
Auto Zone	1	6,782	0.03%	15.3	Auto Retail	152	0.06%
Baxters Steakhouse	1	5,186	0.03%	2.8	Casual Dining	41	0.02%
Bed Bath & Beyond	1	1,035,840	5.08%	10.9	Consumer Products	4,717	2.00%
Bee Mac Enterprises	2	4,232	0.02%	4.4	Quick Service Restaurant	150	0.06%
Bighorn Associates	1	3,600	0.02%	3.2	Casual Dining	121	0.05%
BJ's	1	108,532	0.53%	10.1	Retail - Wholesale	883	0.37%
Black Angus Steakhouse, LLC	1	6,552	0.03%	5.7	Casual Dining	295	0.12%
Bloomin Apple	1	4,234	0.02%	5.3	Casual Dining	200	0.08%
Bojangles	13	47,824	0.23%	11.9	Quick Service Restaurant	1,807	0.76%
Boston Market Corporation	4	13,713	0.07%	5.2	Quick Service Restaurant	369	0.16%
Brinker International	2	10,640	0.05%	3.2	Casual Dining	389	0.16%
Bruegger's Enterprises	2	5,265	0.03%	5.7	Quick Service Restaurant	113	0.05%
Buca	2	14,885	0.07%	4.7	Casual Dining	384	0.16%
Bullard Restaurants	1	2,693	0.01%	4.2	Quick Service Restaurant	108	0.05%
Bullitt Ventures, Inc.	1	5,325	0.03%	9.9	Family Dining	85	0.04%
Burger King	1	2,800	0.01%	11.0	Quick Service Restaurant	85	0.04%
Burgerbusters, LLC	6	12,903	0.06%	5.4	Quick Service Restaurant	578	0.24%
Caribou Coffee	1	1,625	0.01%	1.7	Quick Service Restaurant	91	0.04%
Carlos O'Kelly's	9	47,349	0.23%	4.2	Casual Dining	1,401	0.59%
Carrols	18	61,000	0.30%	7.4	Quick Service Restaurant	1,982	0.84%
Charlestons	1	6,874	0.03%	1.5	Casual Dining	122	0.05%
Checkers Drive-In Restaurants	12	9,540	0.05%	11.7	Casual Dining	1,139	0.48%
Cherryden	1	7,213	0.04%	6.4	Family Dining	223	0.09%
Chi-Co., Inc.	1	2,751	0.01%	4.2	Quick Service Restaurant	74	0.03%
Circle K	3	9,460	0.05%	10.3	Gas/Convenience	416	0.18%
Citizens Bank	159	815,876	4.00%	6.8	Retail Banking	19,318	8.18%
CKE Restaurants	7	24,841	0.12%	6.6	Quick Service Restaurant	568	0.24%
Community Bank	1	4,410	0.02%	2.8	Retail Banking	36	0.02%
Corral Group	1	2,968	0.01%	7.7	Quick Service Restaurant	63	0.03%
Cracker Barrel	5	50,479	0.25%	15.8	Family Dining	1,605	0.68%
CVS	14	151,903	0.74%	9.4	Pharmacy	3,225	1.36%
Darrin Cobb	1	5,180	0.03%	8.2	Casual Dining	69	0.03%
Davco Restaurants	1	3,471	0.02%	12.3	Quick Service Restaurant	133	0.06%
DaVita Dialysis	5	216,348	1.06%	10.3	Healthcare	3,107	1.31%
Den Columbia	1	2,730	0.01%	3.4	Family Dining	134	0.06%
Denny's Corporation	7	30,193	0.15%	3.4	Family Dining	696	0.29%
Den-Tex Centra	4	21,098	0.10%	6.7	Family Dining	505	0.21%
DineEquity Inc.	38	183,400	0.90%	6.3	Family Dining	5,397	2.28%
Dollar General	244	2,229,601	10.93%	12.2	Discount Retail	19,053	8.06%
Dunkin' Brands	1	2,880	0.01%	10.9	Quick Service Restaurant	92	0.04%
Dynamic Management LLC	1	3,263	0.02%	4.9	Quick Service Restaurant	61	0.03%
Einstein/Noah Bagel	1	3,875	0.02%	8.5	Quick Service Restaurant	77	0.03%
Enterprises, LLC	1	2,759	0.01%	9.5	Quick Service Restaurant	45	0.02%
Express Scripts	1	227,467	1.12%	8.3	Healthcare	3,347	1.42%
Fal Co L.L.C	3	6,240	0.03%	8.9	Quick Service Restaurant	47	0.02%
Family Dollar	54	454,652	2.23%	8.3	Discount Retail	5,190	2.20%
FedEx	30	1,408,749	6.91%	10.0	Freight	16,181	6.85%
Frandeli Group	11	237,898	1.17%	3.3	Casual Dining	1,469	0.62%
Fresenius	14	116,226	0.57%	9.5	Healthcare	2,482	1.05%
Fresh Creations, LLC	2	11,315	0.06%	9.6	Family Dining	232	0.10%
Garden Fresh Restaurant	1	7,411	0.04%	10.5	Family Dining	180	0.08%
GBM, LLC	2	5,700	0.03%	5.9	Quick Service Restaurant	119	0.05%
GDK Development	1	3,682	0.02%	3.1	Quick Service Restaurant	56	0.02%
GE Aviation	1	303,035	1.49%	11.2	Aerospace	2,511	1.06%
Geko	1	5,012	0.02%	16.6	Casual Dining	107	0.05%
General Mills	2	1,872,112	9.18%	9.4	Consumer Products	6,670	2.82%
Georgetowne Affiliates	1	3,102	0.02%	6.9	Quick Service Restaurant	68	0.03%
Globamax Restaurants	1	3,600	0.02%	13.1	Casual Dining	71	0.03%
GMRI, Inc.	2	12,190	0.06%	2.6	Casual Dining	382	0.16%

Tenant	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Remaining Lease Term (2)	Industry	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Golden Corral	18	175,150	0.86%	1.4	Family Dining	3,191	1.35%
Grandys	5	20,584	0.10%	3.2	Casual Dining	315	0.13%
GSA	12	217,615	1.07%	6.6	Government Services	5,833	2.47%
H & K Partners	1	2,000	0.01%	13.7	Quick Service Restaurant	99	0.04%
Hanesbrands	1	758,463	3.72%	10.9	Consumer Products	2,366	1.00%
HB Boys	1	2,437	0.01%	23.7	Quick Service Restaurant	109	0.05%
Heartland	2	6,139	0.03%	2.6	Quick Service Restaurant	284	0.12%
Home Depot	1	465,600	2.28%	16.2	Home Maintenance	2,258	0.96%
Hometown Folks	2	6,252	0.03%	18.9	Quick Service Restaurant	204	0.09%
Houlihan's Restaurant Group	1	10,089	0.05%	3.7	Casual Dining	273	0.12%
Hy-Vee	1	40,461	0.20%	10.3	Supermarket	326	0.14%
Interfoods of America	3	6,440	0.03%	4.4	Quick Service Restaurant	232	0.10%
Iron Mountain	1	126,664	0.62%	4.3	Storage Facility	443	0.19%
J.C. Corral, Inc.	1	9,952	0.05%	5.8	Family Dining	162	0.07%
Jack In The Box, Inc.	45	120,417	0.59%	3.4	Quick Service Restaurant	5,202	2.20%
JCS Holdings, Inc.	3	16,718	0.08%	5.9	Casual Dining	501	0.21%
John C. Brown	1	6,002	0.03%	(0.3)	Family Dining	42	0.02%
John Deere	1	552,960	2.71%	4.3	Heavy Equipment	2,353	1.00%
Kaiser Foundation	1	100,352	0.49%	9.4	Healthcare	4,233	1.79%
Ker Management Services, LLC	2	14,105	0.07%	9.1	Casual Dining	236	0.10%
Key Bank	1	3,575	0.02%	9.3	Retail Banking	98	0.04%
K-MAC Holdings Corp	1	2,121	0.01%	0.8	Quick Service Restaurant	115	0.05%
Kohl's	1	88,408	0.43%	10.3	Retail - Department Stores	858	0.36%
Koning Restaurants International	2	5,860	0.03%	7.1	Family Dining	106	0.04%
Krystal	27	59,373	0.29%	17.0	Quick Service Restaurant	3,014	1.28%
Kum & Go	13	60,015	0.29%	18.2	Gas/Convenience	2,894	1.22%
Leeann Chin	3	9,051	0.04%	7.7	Quick Service Restaurant	263	0.11%
Little General Store, Inc.	1	1,940	0.01%	9.1	Quick Service Restaurant	49	0.02%
Logan's Roadhouse	6	48,406	0.24%	13.2	Casual Dining	1,821	0.77%
Mattress Firm	7	53,912	0.26%	9.3	Specialty Retail	989	0.42%
Meritage Group	1	2,606	0.01%	2.4	Quick Service Restaurant	107	0.05%
Metro Corral Partners	1	12,260	0.06%	10.7	Family Dining	393	0.17%
Michael Callahan	1	3,206	0.02%	0.9	Quick Service Restaurant	84	0.04%
Michigan Mult-King	1	2,036	0.01%	2.6	Quick Service Restaurant	88	0.04%
Midwest BBQ Ventures, LLC	1	5,803	0.03%	(1.3)	Casual Dining	202	0.09%
Monro Muffler	1	3,688	0.02%	9.0	Auto Services	102	0.04%
Mountain Range Restaurants	1	5,985	0.03%	6.3	Family Dining	91	0.04%
MrEats Corral, LLC	1	9,952	0.05%	0.6	Family Dining	221	0.09%
Mrs. Baird's	1	75,050	0.37%	3.7	Consumer Goods	631	0.27%
NBI Food Services	1	2,900	0.01%	11.7	Quick Service Restaurant	97	0.04%
NEA-BBQ, LLC	3	16,920	0.08%	4.7	Casual Dining	416	0.18%
North Country Management	1	3,400	0.02%	5.2	Quick Service Restaurant	69	0.03%
NTB	1	12,244	0.06%	10.2	Auto Services	146	0.06%
NTW & Big O Tires	2	17,159	0.08%	10.3	Auto Services	312	0.13%
Ohio Valley Bistros	1	8,242	0.04%	4.8	Casual Dining	333	0.14%
Ok Apple, Inc.	1	4,761	0.02%	10.8	Casual Dining	223	0.09%
O'Reilly Auto's	2	12,084	0.06%	13.9	Auto Retail	166	0.07%
Pacific Bells	3	6,594	0.03%	10.4	Quick Service Restaurant	425	0.18%
Pantry Gas & Convenience	11	32,393	0.16%	8.6	Gas/Convenience	2,746	1.16%
PENNANT FOODS CORP.	10	29,417	0.14%	4.3	Quick Service Restaurant	928	0.39%
Pilot Flying J	1	17,480	0.09%	5.2	Travel Centers	970	0.41%
Platinum Corral, LLC	2	22,382	0.11%	1.9	Family Dining	431	0.18%
Price Rite	1	42,100	0.21%	14.4	Supermarket	354	0.15%
Prometheus Partners	11	27,601	0.14%	8.2	Quick Service Restaurant	1,342	0.57%
Qdoba	2	5,000	0.02%	9.5	Quick Service Restaurant	209	0.09%
Quality Dining	4	19,573	0.10%	6.3	Quick Service Restaurant	373	0.16%
Razzoos	1	6,607	0.03%	2.5	Casual Dining	201	0.09%
Real Mex Restaurants	2	15,563	0.08%	9.3	Casual Dining	417	0.18%
Reckitt Benckiser	1	32,000	0.16%	4.6	Consumer Products	964	0.41%
Restaurant Management Co.	6	14,536	0.07%	2.7	Family Dining	287	0.12%
Rite Aid	10	142,233	0.70%	14.5	Pharmacy	3,503	1.48%
Roger K Osborne	1	2,850	0.01%	6.8	Quick Service Restaurant	95	0.04%
Royal Capital	5	27,418	0.13%	9.3	Family Dining	667	0.28%
Rubbermaid	2	1,160,820	5.69%	9.2	Consumer Products	3,135	1.33%
Rubio's Restaurants	1	2,379	0.01%	0.9	Casual Dining	120	0.05%
Ruby Tuesday, Inc.	6	30,851	0.15%	5.3	Casual Dining	839	0.36%
Run Restaurants	1	6,356	0.03%	11.5	Casual Dining	163	0.07%
Saulat Enterprises	10	36,844	0.18%	5.8	Quick Service Restaurant	450	0.19%
Scotts Company	3	551,249	2.70%	9.3	Agricultural Products & Services	1,512	0.64%
Shaw's Supermarkets	1	59,766	0.29%	7.4	Supermarket	513	0.22%
Shoney's	6	31,939	0.16%	9.3	Family Dining	375	0.16%
Shoot the Moon	1	5,208	0.03%	3.2	Casual Dining	128	0.05%
Shorest, LLC	5	26,512	0.13%	9.9	Family Dining	459	0.19%
Sonfish	2	6,737	0.03%	10.1	Quick Service Restaurant	204	0.09%
Southeast New Mexico Foods	2	4,346	0.02%	18.9	Quick Service Restaurant	122	0.05%
Southern Boys Restaurant Group	2	10,283	0.05%	2.0	Family Dining	171	0.07%
Southern Rock Restaurants, LLC	1	3,389	0.02%	4.3	Casual Dining	67	0.03%
Southern Star Management Group	1	2,763	0.01%	5.0	Quick Service Restaurant	60	0.03%

Tenant	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Remaining Lease Term (2)	Industry	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Subhash Gupta	1	2,591	0.01%	3.5	Quick Service Restaurant	66	0.03%
Subway Restaurants	1	2,485	0.01%	9.1	Quick Service Restaurant	35	0.01%
Synovus Bank	1	3,744	0.02%	7.8	Retail Banking	336	0.14%
Tacala	2	4,220	0.02%	5.6	Quick Service Restaurant	199	0.08%
Talbots	1	313,000	1.53%	19.7	Retail - Department Stores	3,803	1.61%
Tally Ho Partners	1	2,608	0.01%	6.6	Quick Service Restaurant	61	0.03%
TCF National Bank	1	5,654	0.03%	16.8	Retail Banking	104	0.04%
TD Bank	1	143,030	0.70%	11.3	Retail Banking	2,750	1.16%
Texas Roadhouse, Inc.	9	59,852	0.29%	2.3	Casual Dining	1,635	0.69%
The Bailey Company	1	3,477	0.02%	3.0	Quick Service Restaurant	131	0.06%
Thermo Process Systems	1	150,000	0.74%	2.2	Diversified Industrial	1,056	0.45%
Tire Kingdom	1	6,656	0.03%	9.9	Auto Services	155	0.07%
Top Line Restaurants	1	7,025	0.03%	16.2	Family Dining	125	0.05%
Tractor Supply	6	129,975	0.64%	11.8	Specialty Retail	1,547	0.65%
Tripoli	1	4,558	0.02%	2.4	Family Dining	164	0.07%
Twin Dragon LLC	1	6,400	0.03%	3.3	Casual Dining	106	0.04%
United States Beef	5	14,725	0.07%	5.1	Quick Service Restaurant	319	0.14%
UPS e-Logistics	1	400,000	1.96%	1.9	3rd Party Logistics	1,300	0.55%
Valenti Management	1	2,535	0.01%	8.0	Quick Service Restaurant	148	0.06%
Vitamin Shoppe	1	3,500	0.02%	9.2	Specialty Retail	166	0.07%
Vsgh Partners	2	4,802	0.02%	0.3	Quick Service Restaurant	63	0.03%
Walgreens	40	575,550	2.82%	14.5	Pharmacy	14,339	6.07%
Wendab Associates	4	11,831	0.06%	12.5	Quick Service Restaurant	598	0.25%
Wendy's Company	1	3,199	0.02%	8.3	Quick Service Restaurant	108	0.05%
West Marine	1	15,404	0.08%	8.8	Marine Products	277	0.12%
Williams Sonoma	1	1,106,876	5.43%	9.3	Consumer Products	4,179	1.77%
Woodland Group	9	43,623	0.21%	4.9	Casual Dining	1,311	0.55%
Yum! Brands	1	2,900	0.01%	6.5	Quick Service Restaurant	112	0.05%
Z & H Foods, Inc.	3	5,295	0.03%	1.3	Quick Service Restaurant	137	0.06%
Zee&Son, LLC	1	2,007	0.01%	19.0	Family Dining	27	0.01%
Total	1,219	20,399,857	100%	9.5		$236,296	100%
_______________________________________________
(1) Excludes one vacant property classified as held for sale.
(2) Remaining lease term in years as of September 30, 2013.

American Realty Capital Properties, Inc.

Tenant Industry Diversification (1)

Industry	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
3rd Party Logistics	1	400,000	2.0%	$1,300	0.6%
Aerospace	1	303,035	1.5%	2,511	1.1%
Agricultural Products & Services	3	551,249	2.7%	1,512	0.6%
Auto Retail	59	412,828	2.0%	5,798	2.5%
Auto Services	5	39,747	0.2%	715	0.3%
Casual Dining	105	723,115	3.5%	16,306	6.9%
Consumer Goods	1	75,050	0.4%	631	0.3%
Consumer Products	8	5,966,111	29.2%	22,031	9.3%
Discount Retail	298	2,684,253	13.2%	24,243	10.3%
Diversified Industrial	1	150,000	0.7%	1,056	0.4%
Family Dining	117	704,842	3.5%	16,215	6.9%
Financial Services	1	145,003	0.7%	1,269	0.5%
Fitness	1	45,906	0.2%	1,102	0.5%
Freight	30	1,408,749	6.9%	16,181	6.8%
Gas/Convenience	31	112,394	0.6%	6,467	2.7%
Government Services	12	217,615	1.1%	5,833	2.5%
Healthcare	22	663,168	3.3%	13,209	5.6%
Heavy Equipment	1	552,960	2.7%	2,354	1.0%
Home Maintenance	1	465,600	2.3%	2,258	1.0%
Insurance	1	818,686	4.0%	10,821	4.6%
Marine Products	1	15,404	0.1%	277	0.1%
Packaging	1	221,035	1.1%	1,481	0.6%
Pharmacy	64	869,686	4.3%	21,067	8.9%
Quick Service Restaurant	266	759,621	3.7%	26,711	11.3%
Retail - Department Stores	2	401,408	2.0%	4,661	2.0%
Retail - Sporting Goods	2	133,713	0.7%	1,455	0.6%
Retail - Wholesale	1	108,532	0.5%	883	0.4%
Retail Banking	164	976,289	4.8%	22,641	9.6%
Specialty Retail	14	187,387	0.9%	2,702	1.1%
Storage Facility	1	126,664	0.6%	443	0.2%
Supermarket	3	142,327	0.7%	1,193	0.5%
Travel Centers	1	17,480	0.1%	970	0.4%
Total	1,219	20,399,857	100%	$236,296	100%
_______________________________________________
(1) Excludes one vacant property classified as held for sale.

American Realty Capital Properties, Inc.
Property Geographic Diversification (1)

State/Possession	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Alabama	43	578,951	2.8%	$8,122	3.4%
Arizona	8	74,227	0.4%	1,613	0.7%
Arkansas	35	386,630	1.9%	4,393	1.9%
California	16	1,450,328	7.1%	12,488	5.3%
Colorado	13	238,886	1.2%	4,673	2.0%
Connecticut	10	37,126	0.2%	1,184	0.5%
Delaware	4	12,369	0.1%	286	0.1%
Florida	38	227,787	1.1%	5,792	2.5%
Georgia	64	403,579	2.0%	8,896	3.8%
Idaho	8	71,565	0.4%	1,552	0.7%
Illinois	42	1,486,911	7.3%	19,122	8.1%
Indiana	28	1,762,150	8.6%	8,288	3.5%
Iowa	19	671,074	3.3%	4,810	2.0%
Kansas	24	1,328,245	6.5%	5,121	2.2%
Kentucky	28	663,260	3.3%	5,929	2.5%
Louisiana	28	221,238	1.1%	2,871	1.2%
Maine	2	146,430	0.7%	2,819	1.2%
Maryland	3	25,110	0.1%	744	0.3%
Massachusetts	18	435,195	2.1%	6,157	2.6%
Michigan	79	685,759	3.4%	12,740	5.4%
Minnesota	11	200,487	1.0%	1,693	0.7%
Mississippi	36	1,380,764	6.8%	8,327	3.5%
Missouri	86	942,859	4.6%	11,019	4.7%
Montana	5	55,377	0.3%	856	0.4%
Nebraska	3	25,355	0.1%	409	0.2%
Nevada	12	100,660	0.5%	2,414	1.0%
New Hampshire	10	65,328	0.3%	1,349	0.6%
New Jersey	9	90,531	0.4%	2,748	1.2%
New Mexico	10	54,475	0.3%	870	0.4%
New York	25	326,461	1.6%	7,522	3.2%
North Carolina	57	1,146,449	5.6%	11,163	4.7%
North Dakota	4	31,318	0.2%	572	0.2%
Ohio	63	1,197,640	5.9%	10,754	4.6%
Oklahoma	23	375,143	1.8%	3,070	1.3%
Oregon	6	25,143	0.1%	652	0.3%
Pennsylvania	69	365,231	1.8%	8,697	3.7%
Puerto Rico	2	31,050	0.2%	1,105	0.5%
Rhode Island	7	136,188	0.7%	2,416	1.0%
South Carolina	31	655,029	3.2%	7,056	3.0%
South Dakota	2	49,641	0.2%	415	0.2%
Tennessee	49	371,959	1.8%	6,589	2.8%
Texas	130	1,187,775	5.8%	17,620	7.5%
Utah	3	14,009	0.1%	415	0.2%
Vermont	4	15,432	0.1%	335	0.1%
Virginia	25	150,269	0.7%	3,395	1.4%
Washington	5	219,700	1.1%	3,139	1.3%
West Virginia	9	57,079	0.3%	1,434	0.6%
Wisconsin	9	198,127	1.0%	2,085	0.9%
Wyoming	4	23,558	0.1%	577	0.2%
Total	1,219	20,399,857	100%	$236,296	100%
_______________________________________________
(1) Excludes one vacant property classified as held for sale

.

American Realty Capital Properties, Inc.

Property Building Type Diversification (1)

Building Type	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Retail	1,133	8,021,932	39.3%	$149,604	63.3%
Office	39	2,339,472	11.5%	36,955	15.6%
Distribution	47	10,038,453	49.2%	49,737	21.0%
Total	1,219	20,399,857	100%	$236,296	100%
_______________________________________________
(1) Excludes one vacant property classified as held for sale.

American Realty Capital Properties, Inc.

Lease Expirations

Year of Expiration	Number of Leases Expiring	Average Annual Rent (in 000's)	% of Portfolio Average Annual Rent Expiring	Leased Rentable Square Feet	% of Portfolio Rentable Square Feet Expiring
October 31, 2013 through December 31, 2013	4	$187	0.1%	11,283	0.1%
2014	36	6,139	2.6%	312,943	1.5%
2015	48	7,365	3.1%	828,769	4.1%
2016	56	6,493	2.7%	282,097	1.4%
2017	100	13,117	5.6%	914,069	4.5%
2018	121	19,625	8.3%	1,328,382	6.5%
2019	72	10,550	4.5%	468,073	2.3%
2020	79	8,892	3.8%	486,265	2.4%
2021	65	13,851	5.9%	936,401	4.6%
2022	127	24,387	10.3%	4,093,425	20.1%
2023	72	26,005	11.0%	2,714,313	13.3%
Total	780	$136,611	57.9%	12,376,020	60.8%

American Realty Capital Properties, Inc.

Definitions

Average annual rent is annualized rental income under our leases reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, as further adjusted to reflect the effect of (i) tenant concessions and abatements such as free rent

Creditworthy tenants are determined by us based on our own assessment of the tenant financial condition based on our underwriting criteria.

Funds from Operations and Adjusted Funds from Operations
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”), an industry trade group, has promulgated a measure known as funds from operations (“FFO”), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to our net income or loss as determined under U.S. GAAP.
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004 (the “White Paper”). The White Paper defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from sales of property but including asset impairment writedowns, plus depreciation and amortization, after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Our FFO calculation complies with NAREIT’s policy described above.
The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time, especially if such assets are not adequately maintained or repaired and renovated as required by relevant circumstances and/or is requested or required by lessees for operational purposes in order to maintain the value disclosed. We believe that, since real estate values historically rise and fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation may be less informative. Historical accounting for real estate involves the use of U.S. GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in U.S. GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, provides a more complete understanding of our performance to investors and to management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income. However, FFO and adjusted funds from operations (“AFFO”), as described below, should not be construed to be more relevant or accurate than the current U.S. GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under U.S. GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO and AFFO measures and the adjustments to U.S. GAAP in calculating FFO and AFFO.
We consider FFO and AFFO useful indicators of the performance of a REIT. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group. Accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.

Changes in the accounting and reporting promulgations under GAAP (for acquisition fees and expenses from a capitalization/depreciation model to an expensed-as-incurred model) that were put into effect in 2009 and other changes to GAAP accounting for real estate subsequent to the establishment of NAREIT's definition of FFO have prompted an increase in cash-settled expenses, specifically acquisition fees and expenses for all industries as items that are expensed under GAAP, that are typically accounted for as operating expenses. Management believes these fees and expenses do not affect our overall long-term operating performance. While certain companies may experience significant acquisition activity, other companies may not have significant acquisition activity and management believes that excluding costs such as merger and transaction costs and acquisition related costs from property operating results provides useful information to investors and provides information that improves the comparability of operating results with other companies who do not have significant merger or acquisition activities. AFFO is not equivalent to our net income or loss as determined under GAAP, and AFFO may not be a useful measure of the impact of long-term operating performance if we continue to have such activities in the future.
We exclude certain income or expense items from AFFO that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains or losses on contingent valuation rights, gains and losses on investments and early extinguishment of debt. In addition, by excluding non-cash income and expense items such as amortization of above and below market leases, amortization of deferred financing costs, straight-line rent and non-cash equity compensation from AFFO we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the company or require capital resources of the company. By providing AFFO, we believe we are presenting useful information that assists investors and analysts to better assess the sustainability of our ongoing operating performance without the impacts of transactions that are not related to the ongoing profitability of our portfolio of properties. We also believe that AFFO is a recognized measure of sustainable operating performance by the REIT industry. Further, we believe AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies that are not as involved activities which are excluded from our calculation. Investors are cautioned that AFFO should only be used to assess the sustainability of our operating performance excluding these activities, as it excludes certain costs that have a negative effect on our operating performance during the periods in which these costs are incurred.
In addition, we exclude certain interest expenses related to securities that are convertible to common stock as the shares are assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted.
In calculating AFFO, we exclude expenses, which under GAAP are characterized as operating expenses in determining operating net income. These expenses are paid in cash by us, and therefore such funds will not be available to distribute to investors. All paid and accrued merger and acquisition fees and certain other expenses negatively impact our operating performance during the period in which expenses are incurred or properties are acquired and will have negative effects on returns to investors, the potential for future distributions, and cash flows generated by us, unless earnings from operations or net sales proceeds from the disposition of other properties are generated to cover the purchase price of the property and certain other expenses. Therefore, AFFO may not be an accurate indicator of our operating performance, especially during periods in which mergers are being consummated or properties are being acquired or certain other expense are being incurred. AFFO that excludes such costs and expenses would only be comparable to companies that did not have such activities. Further, under GAAP, certain contemplated non-cash fair value and other non-cash adjustments are considered operating non-cash adjustments to net income in determining cash flow from operating activities. In addition, we view fair value adjustments as items which are unrealized and may not ultimately be realized. We view both gains and losses from fair value adjustments as items which are not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance. Excluding income and expense items detailed above from our calculation of AFFO provides information consistent with management's analysis of the operating performance of the properties. Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance. By excluding such changes that may reflect anticipated and unrealized gains or losses, we believe AFFO provides useful supplemental information.
As a result, we believe that the use of FFO and AFFO, together with the required U.S. GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.

FFO and AFFO are non-GAAP financial measures and do not represent net income as defined by U.S. GAAP. FFO and AFFO do not represent cash flows from operations as defined by U.S. GAAP, are not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as alternatives to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance. Other REITs may not define FFO in accordance with the current NAREIT definition (as we do) or may interpret the current NAREIT definition differently than we do and/or calculate AFFO differently than we do. Consequently, our presentation of FFO and AFFO may not be comparable to other similarly titled measures presented by other REITs.

Investment grade - a determination made by major credit rating agencies.